MUNICIPAL INCOME TRUST          Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Trust (TFA) for the fiscal year ended August 31, 1998.

During July and August, the financial markets were battered by continued economic turmoil in Asia and a currency crisis in Russia. This led to a flight-to-quality rally for U.S. Treasury bonds. Yields on Treasury notes and bonds fell to post World War II lows. Municipal bond yields followed the downward trend of Treasury yields but at a more moderate pace.

The deflationary impact of the Asian financial crisis had already begun to temper U.S. economic growth prior to the summer's tumultuous market activity. Historically high employment conditions were offset by improved productivity, lower prices for oil and other commodities and cheaper imports. This held inflation in check. On September 29, 1998, the Federal Reserve lowered the federal funds rate 25 basis points from 5.50% to 5.25%.

                            BOND YIELDS 1994 - 1998

       30-Year Insured       30-Year U.S.        Insured Municipal Yields as a
       Municipal Yields    Treasury Yields    Percentage of U.S. Treasury Yields
1994        5.4%                 6.34%                     85.17%
            5.4                  6.24                      86.54
            5.8                  6.66                      87.09
            6.4                  7.09                      90.27
            6.35                 7.32                      86.75
            6.25                 7.43                      84.12
            6.5                  7.61                      85.41
            6.25                 7.39                      84.57
            6.3                  7.45                      84.56
            6.55                 7.81                      83.87
            6.75                 7.96                      84.8
            7                    8.00                      87.5
            6.75                 7.88                      85.66
1995        6.4                  7.70                      83.12
            6.15                 7.44                      82.66
            6.15                 7.43                      82.77
            6.2                  7.34                      84.47
            5.8                  6.66                      87.09
            6.1                  6.62                      92.15
            6.1                  6.86                      88.92
            6                    6.66                      90.09
            5.95                 6.48                      91.82
            5.75                 6.33                      90.84
            5.5                  6.14                      89.58
            5.35                 5.94                      90.07
1996        5.4                  6.03                      89.55
            5.6                  6.46                      86.69
            5.85                 6.66                      87.84
            5.95                 6.89                      86.36
            6.05                 6.99                      86.55
            5.9                  6.89                      85.63
            5.85                 6.97                      83.93
            5.9                  7.11                      82.98
            5.7                  6.93                      82.25
            5.65                 6.64                      85.09
            5.5                  6.35                      86.61
            5.6                  6.63                      84.46
1997        5.7                  6.79                      83.95
            5.65                 6.80                      83.09
            5.9                  7.10                      83.1
            5.75                 6.94                      82.85
            5.65                 6.91                      81.77
            5.6                  6.78                      82.6
            5.3                  6.30                      84.13
            5.5                  6.61                      83.21
            5.4                  6.40                      84.38
            5.35                 6.15                      86.99
            5.3                  6.05                      87.6
            5.15                 5.92                      86.99
1998        5.15                 5.80                      88.79
            5.2                  5.92                      87.84
            5.25                 5.93                      88.53
            5.35                 5.95                      89.92
            5.2                  5.80                      89.66
            5.2                  5.65                      92.04
            5.03                 5.27                      90.72
            5.03                 5.27                      95.45

Source: Municipal Market Data

MUNICIPAL INCOME TRUST

MUNICIPAL MARKET CONDITIONS

At the end of August, long-term insured index yields stood at 5.05 percent, their lowest level in the last 25 years. Index yields declined 45 basis points from 5.50 percent over the last 12 months. In contrast, the 30-year U.S. Treasury yield fell 130 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose to 95 percent. This ratio is at its highest level since 1986 when radical tax-reform proposals pushed it over 100 percent. A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.

The overall decline in interest rates led to a substantial increase in new issue municipal volume. Municipal issuance is on a pace to challenge 1993's record of $292 billion. For 1998 year-to-date, total municipal volume of $192 billion is up 45 percent. Half the underwritings were enhanced with bond insurance. Refundings represented nearly one-third of total new issues.

PERFORMANCE

The Fund's net asset value (NAV) increased from $9.99 to $10.21 per share during the fiscal year. Based on this NAV change plus reinvestment of tax-free dividends of $0.5425 per share, a long-term capital gains distribution of $0.084 per share and a short-term capital gains distribution of $0.010, the Fund's total NAV return was 9.33 percent. TFA's price on the New York Stock Exchange moved from $9.50 to $9.4375 per share. Based on this change in market price plus reinvestment of dividends and distributions, the Fund's total market return was
6.16 percent. At fiscal year end, TFA traded at a 7.6 percent discount (lower than) to its NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was reduced from $0.045 per share to $0.0375 per share, to more closely reflect the Fund's current and anticipated income. The level of undistributed net investment income declined from $0.115 to $0.069 per share over the past 12 months.

PORTFOLIO STRUCTURE

During the past 12 months, portfolio duration (a measure of sensitivity to interest rate changes), was maintained at 8.2 years. This was primarily accomplished by selling older bonds as they were refunded to purchase new issues. At the end of August refunded bonds represented only 2 percent of net assets.

MUNICIPAL INCOME TRUST

LARGEST SECTORS as of August 31, 1998
(% of Net Assets)

Mortgage                                                          15%
Transportation                                                    15%
Water & Sewer                                                     14%
General Obligation                                                11%
Electric                                                          10%
Hospital                                                          10%
Education                                                          8%
IDR/PCR*                                                           6%
All Others                                                        11%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change

CREDIT RATINGS as of August 31, 1998
(% of Total Long-Term Portfolio)

Aaa or AAA                                                        56%
Aa or AA                                                          26%
A or A                                                             8%
Baa or BBB                                                         7%
N/R                                                                3%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.

Portfolio structure is subject to change


CALL STRUCTURE as of August 31, 1998
(% of Total Long-Term Portfolio)
Percent Callable

WEIGHTED AVERAGE
CALL PROTECTION: 9 YEARS

Years Bonds Callable                      Percent Callable
        1998                                      0%
        1999                                      2%
        2000                                      3%
        2001                                      1%
        2002                                      3%
        2003                                      6%
        2004                                      9%
        2005                                     17%
        2006                                     13%
        2007                                     22%
        2008                                     10%
        2009+                                    14%

                    Year Bonds Callable

Portfolio structure is subject to change.

MUNICIPAL INCOME TRUST

Investments were diversified among 14 long-term sectors and 62 credits. Throughout the period, high credit quality was maintained with over 80 percent of its long-term holdings rated double or triple "A". The average maturity of the portfolio was 21 years. As illustrated in the accompanying chart of annual bond calls, the weighted average call protection was 9 years.

LOOKING AHEAD

Events in Asia and elsewhere have strengthened the U.S. dollar and contributed to lower interest rates. World economic conditions seem likely to keep inflationary pressures under control. With the municipal relationship to Treasuries as strong as it has been in the last 10 years, the outlook for municipal bonds is favorable.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market price of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market price or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Fund purchased and retired 474,700 shares of common stock at a weighted average market discount of
5.97 percent.

We appreciate your ongoing support of Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS August 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (98.0%)
            General Obligation (10.8%)
$  5,000    Moulton-Niguel Water District, California, Refg 1993
             (MBIA).....................................................   5.00%   09/01/19    $  4,974,250
   5,000    Washington Suburban Sanitary District, Maryland, Gen Constr
             Refg 1994..................................................   5.00    06/01/10       5,159,700
   5,000    Massachusetts, 1994 Ser A...................................   5.00    01/01/11       5,135,500
   4,000    New York City, New York, 1995 Ser D (MBIA)..................   6.20    02/01/07       4,514,320
   5,000    New York State, Refg Ser 1995 B.............................   5.625   08/15/09       5,397,300
   7,000    Shelby County, Tennessee, Refg 1995 Ser A...................   5.625   04/01/11       7,512,890
--------                                                                                       ------------
  31,000                                                                                         32,693,960
--------                                                                                       ------------

            Educational Facilities Revenue (7.8%)
   5,000    California Public Works Board, University of California 1993
             Refg Ser A.................................................   5.50    06/01/21       5,161,550
   2,000    Massachusetts Health & Educational Facilities Authority,
             Massachusetts Institute of Technology 1998 Ser I...........   5.20    01/01/28       2,115,280
   5,000    New Jersey Economic Development Authority, Educational
             Testing Service Ser 1995 B (MBIA)..........................   6.25    05/15/25       5,603,300
            New York State Dormitory Authority,
   2,500    State University Ser 1995 A.................................   6.50    05/15/05       2,829,700
   2,500    State University Ser 1995 A.................................   6.50    05/15/06       2,853,775
   5,000    State University Ser 1997...................................   5.125   05/15/27       4,958,750
--------                                                                                       ------------
  22,000                                                                                         23,522,355
--------                                                                                       ------------

            Electric Revenue (9.9%)
  15,000    Southern California Public Power Authority, Mead-Adelanto
             1994 Ser A (AMBAC).........................................   5.15    07/01/15      15,742,200
            Intermountain Power Agency, Utah,
   2,000     Refg 1998 Ser A (MBIA) (WI).................................  5.25    07/01/15       2,061,560
  10,000     Refg 1996 Ser D (Secondary FSA)**...........................  5.00    07/01/21       9,865,300
   2,500    Washington Public Power Supply System, Project #1 Refg Ser
             1998 A.....................................................   5.125   07/01/17       2,498,325
--------                                                                                       ------------
  29,500                                                                                         30,167,385
--------                                                                                       ------------

            Hospital Revenue (10.1%)
   3,000    Birmingham-Carraway Special Care Facilities Financing
             Authority, Alabama, Carraway Methodist Health Systems Ser
             1995 A (Connie Lee)........................................   5.875   08/15/15       3,207,660
   3,000    Chatham County Hospital Authority, Georgia, Memorial Medical
             Center Inc Ser 1996 A (AMBAC)..............................   5.25    01/01/16       3,074,340
   4,000    Michigan Hospital Finance Authority, Detroit Medical Center
             Ser 1997 A (AMBAC).........................................   5.25    08/15/27       4,053,120
   7,500    North Carolina Medical Care Commission, Presbyterian Health
             Services Corp Refg Ser 1993................................   5.50    10/01/20       7,694,025
   2,500    Delaware County Authority, Pennsylvania, Catholic Health
             East Ser 1998 A (AMBAC)....................................   4.875   11/15/26       2,399,925
   5,000    Pennsylvania Higher Educational Facilities Authority,
             University of Pennsylvania Ser A 1996......................   5.75    01/01/22       5,309,750

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  3,000    Washington Health Care Facilities Authority, Virginia Mason
             Medical Center Refg Ser 1997 A (MBIA)......................   5.125%  08/15/17    $  3,006,150
   1,650    Fayette County, West Virginia, MPC Inc Refg Ser 1990........   9.75    02/01/11       1,768,404
--------                                                                                       ------------
  29,650                                                                                         30,513,374
--------                                                                                       ------------

            Industrial Development/Pollution Control Revenue (5.9%)
   2,750    Lapeer Economic Development Corporation, Michigan, Dott
             Manufacturing Co Ser 1989 A (AMT)..........................  10.65    11/15/17       1,650,000
   3,150    New York City Industrial Development Agency, Japan Airlines
             Co 1991 (AMT) (FSA)........................................   6.00    11/01/15       3,405,276
   2,000    New York State Energy Research & Development Authority, New
             York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA).....   6.15    07/01/26       2,188,160
   5,000    Tulsa Municipal Airport Trust, Oklahoma, American Airlines
             Inc Ser 1988 (AMT).........................................   7.375   12/01/20       5,382,000
   5,000    Dallas-Fort Worth International Airport Facility Improvement
             Corporation, Texas, American Airlines Inc Ser 1995.........   6.00    11/01/14       5,301,400
--------                                                                                       ------------
  17,900                                                                                         17,926,836
--------                                                                                       ------------

            Mortgage Revenue - Multi-Family (2.1%)
   5,000    New Jersey Housing & Mortgage Finance Agency, 1995 Ser A
             (AMBAC)....................................................   6.00    11/01/14       5,351,400
     940    Rhode Island Housing
             & Mortgage Finance Corporation, Rental 1989 Ser B (AMT)....   7.95    10/01/20         983,588
--------                                                                                       ------------
   5,940                                                                                          6,334,988
--------                                                                                       ------------

            Mortgage Revenue - Single Family (13.1%)
  10,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27      10,583,899
   2,250    Colorado Housing Finance Authority, 1997 Ser B-2 (AMT)......   7.00    05/01/26       2,518,065
  10,000    Hawaii Housing Finance & Development Corporation,
             FNMA-Collateralized 1997 Ser A (AMT).......................   5.75    07/01/30      10,308,200
   2,405    Chicago, Illinois, GNMA-Backed Ser 1997-A (AMT).............   7.25    09/01/28       2,734,918
            Maine Housing Authority,
   4,265    Purchase 1988 Ser D-2 (AMT).................................   8.10    11/15/19       4,403,954
   1,000    Purchase 1988 Ser D-2 (AMT).................................   8.10    11/15/22       1,032,230
   1,830    Missouri Housing Development Commission, GNMA-Backed 1997
             Ser A-2 (AMT)..............................................   7.30    03/01/28       2,081,588
   2,635    North Dakota Housing Finance Agency, 1990 Ser B (AMT).......   7.75    07/01/24       2,797,369
     980    Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)...   7.85    09/01/21       1,035,674
   2,230    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/17       2,344,533
--------                                                                                       ------------
  37,595                                                                                         39,840,430
--------                                                                                       ------------

            Public Facilities Revenue (1.3%)
   3,495    Illinois, Civic Center Dedicated Tax Ser 1991 (AMBAC).......   6.25    12/15/20       4,096,035
--------                                                                                       ------------

            Resource Recovery Revenue (1.9%)
            Greater Detroit Resource Recovery Authority, Michigan, 1996
   5,000     Ser A (AMBAC)..............................................   6.25    12/13/08       5,789,550
--------                                                                                       ------------


                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Retirement & Life Care Facilities Revenue (0.6%)
            Charleston County, South Carolina, Sandpiper Village Inc
$  1,970     Refg Ser 1998..............................................   8.00%   11/01/13    $  1,839,034
--------                                                                                       ------------

            Transportation Facilities Revenue (15.1%)
  15,000    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/14       6,902,850
   3,000    Dade County, Florida, Seaport Refg Ser 1996 (MBIA)..........   5.125   10/01/26       3,005,730
     790    Southwestern Development Authority, Illinois, Tri-City
             Regional Port District Ser 1989 A (AMT) (a)................   7.90    07/01/14         831,641
   7,000    Massachusetts Turnpike Authority, Metropolitan Highway 1997
             Ser A (MBIA)...............................................   5.00    01/01/37       6,882,190
   5,000    Wayne Charter County, Michigan, Detroit Airport Ser 1998 A
             (AMT) (MBIA)...............................................   5.00    12/01/28       4,870,300
   3,000    Delaware River Port Authority, New Jersey & Pennsylvania,
             Ser 1995 (FGIC)++..........................................   5.50    01/01/26       3,142,470
   5,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...   6.125   11/15/25       5,476,601
   5,000    Dallas-Fort Worth International Airport, Texas, Refg Ser
             1995 (FGIC)................................................   5.625   11/01/15       5,275,200
   3,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector 1998 Ser A.......................................   5.50    08/15/28       3,010,350
   6,000    Virginia Transportation Board, US Route 28 Ser 1992.........   6.50    04/01/18       6,555,660
--------                                                                                       ------------
  52,790                                                                                         45,952,992
--------                                                                                       ------------

            Water & Sewer Revenue (14.1%)
   5,000    Birmingham Water Works & Sewer Board, Alabama, Ser 1994.....   5.50    01/01/20       5,151,550
  10,000    Jefferson County, Alabama, Sewer Ser 1997 (FGIC)............   5.75    02/01/22      10,725,300
   5,000    Phoenix Civic Improvement Corporation, Arizona, Jr Lien
             Water Ser 1994.............................................   5.45    07/01/19       5,186,650
   3,000    East Bay Municipal Utility District, California, Water Ser
             1998 (MBIA)................................................   4.75    06/01/34       2,880,270
   3,000    Massachusetts Water Resources Authority, 1993 Ser C.........   5.25    12/01/20       3,029,760
     570    New York City Municipal Water Finance Authority, New York,
             1991 Ser A (Secondary FGIC)................................   6.75    06/15/16         615,566
   3,000    Cleveland, Ohio, Waterworks Impr & Refg Ser H 1996 (MBIA)...   5.75    01/01/21       3,255,450
   8,000    Pittsburgh Water & Sewer Authority, Pennsylvania, 1998 Ser B
             (FGIC).....................................................   0.00    09/01/26       1,931,760
  10,000    Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A
             (MBIA).....................................................   5.00    07/01/25       9,882,800
--------                                                                                       ------------
  47,570                                                                                         42,659,106
--------                                                                                       ------------

            Other Revenue (3.2%)
   4,000    Mashantucket (Western) Pequot Tribe, Connecticut, Special
             1997 Ser B (a).............................................   5.75    09/01/27       4,151,960
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Impr #9A Ser 1996 A........................   6.80    08/01/06       2,163,080
   3,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................   6.00    04/01/24       3,241,380
--------                                                                                       ------------
   9,000                                                                                          9,556,420
--------                                                                                       ------------

            Refunded (2.1%)
   5,000    Southern California Public Power Authority, Palo Verde Ser A
             (AMBAC) (ETM)..............................................   5.00    07/01/15       5,019,350
   1,260    Illinois Health Facilities Authority, Glen Oaks Medical
             Center Inc Refg 1990 Ser D (ETM)...........................   9.50    11/15/15       1,435,631
--------                                                                                       ------------
   6,260                                                                                          6,454,981
--------                                                                                       ------------

 299,670    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $278,300,776).................    297,347,446
--------                                                                                       ------------


                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.4%)
$  3,500    Louisiana Public Facilities Authority, Kenner Hotel Ser 1985
             (Demand 09/02/98)..........................................   3.30*%  12/01/15    $  3,500,000
     700    Harris County Health Facilities Development Corporation,
             Texas, Methodist Hospital Ser 1994 (Demand 09/02/98).......   3.35*   12/01/25         700,000
--------                                                                                       ------------

            TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
   4,200     $4,200,000)....................................................................      4,200,000
--------                                                                                       ------------


$303,870    TOTAL INVESTMENTS (Identified Cost $282,500,776) (b)....................   99.4%    301,547,446
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................    0.6      1,956,015
                                                                                       ----    ------------

            NET ASSETS..............................................................  100.0%   $303,503,461
                                                                                      =====    ============


---------------------

   AMT      Alternative Minimum Tax.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    ++      Joint exemption in New Jersey and Pennsylvania.
    *       Current coupon of variable rate demand obligation.
    **      A portion of this security is segregated in connection with the purchase of "when-issued" securities.
   (a)      Resale is restricted to qualified institutional investors.
   (b)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $20,277,635 and the aggregate gross
            unrealized depreciation is $1,230,965, resulting in net
            unrealized appreciation of $19,046,670.

Bond Insurance:
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                August 31, 1998

Alabama..................       6.3%
Alaska...................       3.5
Arizona..................       1.7
California...............      11.1
Colorado.................       3.1
Connecticut..............       1.4
Florida..................       1.7
Georgia..................       1.0
Hawaii...................       3.4
Illinois.................       3.0
Louisiana................       1.2
Maine....................       1.8
Maryland.................       1.7
Massachusetts............       5.7
Michigan.................       5.4
Missouri.................       0.7
New Jersey...............       4.6
New York.................       9.9
North Carolina...........       2.5
North Dakota.............       0.9
Ohio.....................       1.4
Oklahoma.................       1.8
Pennsylvania.............       4.2
Rhode Island.............       0.3
South Carolina...........       0.6
Tennessee................       2.5
Texas....................       5.5
Utah.....................       3.9
Virginia.................       7.2
Washington...............       1.8
West Virginia............       0.6
Joint Exemption *........      (1.0)
                             ------
Total....................      99.4%
                             ======

---------------------
* Joint exemption has been included in each location.

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1998
ASSETS:
Investments in securities, at value
 (identified cost $282,500,776).............................  $301,547,446
Cash........................................................        65,900
Receivable for:
    Interest................................................     3,983,898
    Investments sold........................................       165,000
Prepaid expenses and other assets...........................        17,447
                                                              ------------

    TOTAL ASSETS............................................   305,779,691
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,043,563
    Investment advisory fee.................................        85,279
    Administration fee......................................        49,039
Accrued expenses and other payables.........................        98,349
                                                              ------------

    TOTAL LIABILITIES.......................................     2,276,230
                                                              ------------

    NET ASSETS..............................................  $303,503,461
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $280,619,289
Net unrealized appreciation.................................    19,046,670
Accumulated undistributed net investment income.............     2,045,045
Accumulated undistributed net realized gain.................     1,792,457
                                                              ------------

    NET ASSETS..............................................  $303,503,461
                                                              ============

NET ASSET VALUE PER SHARE,
 29,739,550 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $10.21
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended August 31, 1998
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $16,819,486
                                                              -----------

EXPENSES
Investment advisory fee.....................................    1,007,218
Administration fee..........................................      579,262
Professional fees...........................................      139,598
Transfer agent fees and expenses............................      126,664
Shareholder reports and notices.............................       49,023
Registration fees...........................................       32,417
Trustees' fees and expenses.................................       18,305
Custodian fees..............................................       15,124
Other.......................................................       20,404
                                                              -----------

    TOTAL EXPENSES..........................................    1,988,015

Less: expense offset........................................      (14,546)
                                                              -----------

    NET EXPENSES............................................    1,973,469
                                                              -----------

    NET INVESTMENT INCOME...................................   14,846,017
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    2,028,297
Net change in unrealized appreciation.......................    8,504,893
                                                              -----------

    NET GAIN................................................   10,533,190
                                                              -----------

NET INCREASE................................................  $25,379,207
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE YEAR      FOR THE YEAR
                                                              ENDED             ENDED
                                                         AUGUST 31, 1998   AUGUST 31, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................    $14,846,017       $17,132,652
Net realized gain......................................      2,028,297         2,589,265
Net change in unrealized appreciation..................      8,504,893         5,563,849
                                                          ------------      ------------

    NET INCREASE.......................................     25,379,207        25,285,766
                                                          ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................    (16,273,738)      (17,614,906)
Net realized gain......................................     (2,821,505)          (76,631)
                                                          ------------      ------------

    TOTAL..............................................    (19,095,243)      (17,691,537)
                                                          ------------      ------------

Net decrease from transactions in shares of beneficial
 interest..............................................     (4,488,741)       (7,720,803)
                                                          ------------      ------------

    NET INCREASE (DECREASE)............................      1,795,223          (126,574)
NET ASSETS:
Beginning of period....................................    301,708,238       301,834,812
                                                          ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,045,045 and $3,472,766, respectively)...........   $303,503,461      $301,708,238
                                                          ============      ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 16, 1987 and commenced operations on September 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MUNICIPAL INCOME TRUST
which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), formerly Dean Witter InterCapital Inc., the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.35% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.25% to the portion of the Fund's weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.20% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.15% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.12% to the portion of the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.10% to the portion of the Fund's weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME TRUST

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1998 aggregated $42,919,403 and $52,296,966, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At August 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $6,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the period ended August 31, 1998, included in Trustee's fees and expenses in the Statement of Operations amounted to $5,014. At August 31, 1998, the Fund had an accrued pension liability of $49,827 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, August 31, 1996....................................  31,053,450   $310,535    $292,518,298
Treasury shares purchased and retired (weighted average
 discount 6.41%)*...........................................    (839,200)    (8,392)     (7,712,411)
                                                              ----------   --------    ------------
Balance, August 31, 1997....................................  30,214,250    302,143     284,805,887
Treasury shares purchased and retired (weighted average
 discount 5.97%)*...........................................    (474,700)    (4,747)     (4,483,994)
                                                              ----------   --------    ------------
Balance, August 31, 1998....................................  29,739,550   $297,396    $280,321,893
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MUNICIPAL INCOME TRUST

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD             PAYABLE
       DATE         PER SHARE         DATE                DATE
------------------  ---------   -----------------  ------------------
  June 30, 1998      $0.045     September 4, 1998  September 18, 1998
September 29, 1998   $0.0375     October 9, 1998    October 23, 1998
September 29, 1998   $0.0375    November 6, 1998   November 20, 1998
September 29, 1998   $0.0375    December 4, 1998   December 18, 1998

MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                FOR THE YEAR ENDED AUGUST 31*
                                                              -----------------------------------------------------------------
                                                                1998          1997          1996          1995           1994
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 9.99        $ 9.72        $ 9.92        $10.16         $10.83
                                                                ------        ------        ------        ------         ------
Net investment income.......................................      0.50          0.57          0.60          0.66           0.69
Net realized and unrealized gain (loss).....................      0.34          0.26         (0.12)         0.04          (0.62)
                                                                ------        ------        ------        ------         ------
Total from investment operations............................      0.84          0.83          0.48          0.70           0.07
                                                                ------        ------        ------        ------         ------
Less dividends and distributions from:
 Net investment income......................................     (0.54)        (0.58)        (0.60)        (0.60)         (0.65)
 Net realized gain..........................................     (0.09)        --**          (0.09)        (0.34)         (0.09)
                                                                ------        ------        ------        ------         ------
Total dividends and distributions...........................     (0.63)        (0.58)        (0.69)        (0.94)         (0.74)
                                                                ------        ------        ------        ------         ------
Anti-dilutive effect of acquiring treasury shares...........      0.01          0.02          0.01            --             --
                                                                ------        ------        ------        ------         ------
Net asset value, end of period..............................    $10.21        $ 9.99        $ 9.72        $ 9.92         $10.16
                                                                ======        ======        ======        ======         ======
Market value, end of period.................................    $ 9.44        $ 9.50        $ 9.25        $ 9.00         $ 9.25
                                                                ======        ======        ======        ======         ======
TOTAL INVESTMENT RETURN+....................................      6.16%         9.23%        10.75%         7.78%        (11.73)%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.66%(1)      0.63%(1)      0.64%(1)      0.65%          0.63%
Net investment income.......................................      4.92%         5.68%         6.03%         6.70%          6.59%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $303,503      $301,708      $301,835      $313,768       $331,745
Portfolio turnover rate.....................................        13%           22%           33%           14%            27%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 **  Does not reflect a distribution of $0.0024.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 9, 1998
      --------------------------------------------------------------------

                      1998 FEDERAL TAX NOTICE (unaudited)

         During the year ended August 31, 1998, the Fund paid to shareholders $0.54 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

         For the year ended August 31, 1998, the Fund paid to shareholders $0.08 per share from long-term capital gains. Of this $0.08 distribution, $0.03 is taxable as 28% rate gain and $0.05 is taxable as 20% rate gain.

                      (This Page Intentionally Left Blank)

TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
-----------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048






MUNICIPAL
INCOME
TRUST




Annual Report
August 31, 1998